Property and equipment, net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and equipment, net	Property and equipment, net
Property and equipment, net consists of the following:

As of December 31,	2020	2019
	(in thousands)
Capitalized software	$693	$—
Leasehold improvements	3,088	3,088
Office furniture and fixtures	29	29
Equipment	104	104
Property and equipment, gross	3,914	3,221
Less: accumulated depreciation and amortization	(1,836)	(1,281)
Property and equipment, net	$2,078	$1,940
Depreciation expense recorded by the Corporation was approximately $0.5 million and $0.6 million for the years ended December 31, 2020 and 2019, respectively. Amortization expense recorded by the Corporation was approximately $0.1 million and $0 million for the years ended December 31, 2020 and 2019, respectively.